--------------------------------------------------------------------------------


                                AGREEMENT OF SALE

                              dated March 27, 1997

                                     between

                        U.S. Transportation Systems, Inc.

                                     Seller

                                       and

                                    KAC, Inc.

                                    Purchaser


--------------------------------------------------------------------------------

                                AGREEMENT OF SALE

AGREEMENT OF SALE, made as of March 27, 1997, between U.S. Transportation Systems, Inc., a Nevada corporation, having an address at 33 West Main Street, Elmsford, New York 10523 ("Seller"), KAC, Inc., a Arizona corporation, having an address at 2985 West Whitton Ave., Phoenix, Arizona, 85017 ("Purchaser"), and Scott E. Miller and Lora S. Miller, having an address at 2985 West Whitton Ave., Phoenix, Arizona, 85017 ("Purchaser's Guarantor").

                                  WITNESSETH:

WHEREAS, Purchaser desires to acquire, and Seller desires to sell, the shares of stock of Automated Solutions, Inc., upon the terms and conditions hereinafter set forth, and

WHEREAS, Purchaser's Guarantor are the guarantors of obligations of Purchaser hereunder, and under the Promissory Note to be delivered by Purchaser at the closing.

NOW, THEREFORE, in consideration of the covenants and agreements hereafter set forth, and other valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:

1. Agreement To Sell. Seller agrees to sell, transfer and deliver to Purchaser, and Purchaser agrees to purchase, upon the terms and conditions hereinafter set forth, the 300 shares of the capital stock of Automated Solutions, Inc., a corporation organized under the laws of Arizona (the "Corporation"), said shares constituting all of the authorized and issued shares of the Corporation (the "Shares").

2. The Assets Of The Corporation. It is the understanding of the parties that the Corporation is the owner of certain assets (the "Assets") and that unless specifically described and excluded in Exhibit A-10 hereto, the Assets will become property of the Purchaser pursuant to this agreement. The Corporation specifically warrants that it is the owner of the following Assets:

     (a)  the  inventory  of  merchandise,   finished   goods,   raw  materials,
     work-in-progress, packaging, parts and supplies described in Exhibit A-1 hereto (the "Merchandise");

     (b) the machinery and equipment described in Exhibit A-2 hereto and all similar equipment acquired or owned by the business on or before the closing date (the "Equipment");

     (c) the vehicles described in Exhibit A-3 hereto (the "Vehicles".);

     (d) the furniture, fixtures and improvements described in Exhibit A-4 hereto and all similar items acquired or owned by the business on or before the closing date (the "Improvements");

     (e) the lease(s) described in Exhibit A-5 hereto (the "Lease(s)");

     (f) the accounts receivable of the business outstanding on the closing date (the "Accounts Receivable");

     (g) the copyrights described in Exhibit A-6 hereto (the "Copyrights");

     (h) the patents and rights described in Exhibit A-7 hereto (the "Patents");

     (i) the contracts and agreements described in Exhibit A-8 hereto (the "Contracts");

     (j) the other assets described in Exhibit A-9 hereto (the "Other Assets");

     (k) the books and records of the business;

     (1) all right, title and interest of Seller in the name Automated Solutions, Inc. and any variants thereof (the "Name");

     (m) the goodwill of the business (the "Goodwill"); and

     (n) any and all other Assets regardless of form unless specifically described and excluded in Exhibit A-10 hereto.

3. Purchase Price. The purchase price to be paid by Purchaser is Five Million Nine Hundred Forty Five Thousand Eight Hundred Sixty Eight Dollars ($5,945,868) payable as follows:

     (a) One Hundred Thousand Dollars ($100,000.00) at the closing

     (b) Five Million One Hundred Sixty Thousand Eight Hundred Sixty Eight Dollars ($5,160,868) at the closing by the execution and delivery of a Promissory Note by Purchaser to Seller in said amount, substantially in the form of Exhibit I, hereto (the "Promissory Note"), secured by a Security Agreement substantially in the form of Exhibit B-I hereto (the "Security Agreement"), a Guaranty substantially in the form of Exhibit E -2 hereto (the "Guaranty"), and a Stock Pledge Agreement substantially in the form of Exhibit C hereto (the "Stock Pledge Agreement").

     (c) A deferred fee in the amount of Six Hundred Eighty Five Thousand Dollars ($685,000.00) due on April 1, 1999 and payable in accordance with Exhibit J hereto (the "Deferred Fee Agreement").

4. The Closing. The "closing" means the settlement of the obligations of Seller and Purchaser to each other under this agreement, including the payment of the purchase price to Seller as provided in Article 3 hereof and the delivery of the closing documents provided for in Article 5 hereof. The closing shall be held on or about March 27, 1997 (the "closing date").

5.  Closing  Documents. At the  closing  Seller  shall  execute  and  deliver to
Purchaser:

     (a) the certificate or certificates for the Shares, duly endorsed so as to effectively transfer ownership of the Shares to Purchaser, together with all appropriate Federal and State transfer tax stamps affixed (subject to the obligation of Purchaser to deposit the Shares with Seller in accordance with the provisions of the Stock Pledge Agreement);

     (b)  letters  of  resignation   from  each  director  and  officer  of  the
     Corporation, effective as of the closing hereunder, together with a certificate of the resigning secretary of the Corporation, duly certified by the resigning president and each resigning director of the Corporation, certifying that at a meeting of the directors of the Corporation, duly called and held and at which a quorum was present, the resignation of the officers and directors thereof was accepted, and that there were duly elected in the place thereof, effective as of the closing hereunder, such persons as Purchaser theretofore shall have designated in writing as officers and directors of the Corporation;

     (c) the Certificate of Incorporation or other organizational documents of the Corporation, and the Bylaws, minute book, stock certificate book, and seal of the Corporation; the Lease; any bills, vouchers, records showing the ownership of the furniture, furnishings, equipment, other property used in the operation of the Corporation, and all other books of account, records and contracts of the Corporation,

     (d) certified copies of resolutions duly adopted by the Board of Directors and shareholders of Seller authorizing the sale of the Corporation and the performance by Seller of its obligations hereunder,

     (e) an opinion of Seller's counsel, dated as of the closing date, in form and substance satisfactory to Purchaser's counsel, stating such counsel's opinion that:

          (i) Seller is a corporation duly organized, validly existing and in good standing under the laws of Nevada;

          (ii) Seller has full power and authority, corporate and otherwise, to enter into this agreement and perform its obligations hereunder,

          (iii) the execution and delivery of this agreement and the performance by Seller of its obligations hereunder have been duly authorized by the Board of Directors and shareholders of Seller as required by law and no further action or approval is required in order to constitute this agreement as the binding obligation of Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, moratorium, insolvency or other laws affecting creditor's rights generally,

          (iv) the execution and delivery of this agreement and the performance by Seller of its obligations hereunder do not and will not violate any provision of the Certificate of Incorporation or Bylaws of Seller, and

          (v) except as may be set forth in this agreement, such counsel is not representing Seller in any suit, action or proceeding against Seller which, if adversely determined, would prohibit the consummation of the transactions contemplated by this agreement

     (f) any and all documents necessary to obtain Lessor's ( Chamberlain Family Trust, d/b/a Chamberlain Enterprises) written consent pursuant to the transfer of control of the Corporation as enumerated in Paragraph 12.1 (b) of the commercial lease executed August 30, 1996, between the Corporation and Lessor. The written consent agreement executed by the Lessor regarding this paragraph shall be attached as Exhibit A-5-1 hereto;

     (g) any and all documents or releases necessary to ensure that Automated Solutions, Inc., or any employee or member thereof will be released from any liens, encumbrances, mortgages or debt, regardless of form, entered into or executed pertaining to the certain real property located at 3740 East LaSalle Street, Phoenix, Arizona. The documents and releases necessary, regarding this paragraph, shall be attached as Exhibit F hereto;

     (h) a financial statement for the fiscal year 1996 pertaining to the Corporation. Seller warrants that the financial statements have been completed in accord with GAAP. Furthermore, Seller agrees to deliver to Purchaser within forty five (45) days after closing, a certified audit opinion in regards to the aforementioned financial statements.

     (i) such other instruments in form and substance satisfactory to Purchaser's attorney as may be necessary or proper to transfer to Purchaser good and marketable title to all other ownership interests in the Corporation to be transferred under this agreement

Seller shall do all further acts and things as may be necessary, or reasonably requested by Purchaser, to consummate the transactions contemplated by this agreement, including the acquisition of possession of the Corporation. Seller shall advise Purchaser of, and cause to be delivered to Purchaser, all trade secrets and proprietary information pertaining to the business.

At the closing Purchaser shall execute and deliver, or cause to be executed and delivered, to Seller:

     (a) the Promissory Note, Stock Pledge Agreement, and Security Agreement provided for in Article 3 hereof, and

     (b) the Guaranty of Scott E. Miller and Lora S. Miller, substantially in the form of Exhibit B-2 hereto.

6. Closing Adjustments. Seller specifically warrants and represents that certain liabilities of Automated Solutions, Inc. shall be fully assumed by Seller. The following items shall be payable in full by Seller to Automated Solutions, Inc., upon demand:

     (a) any and all accrued taxes of Automated Solutions, Inc., regardless of form, including any and all applicable payroll taxes, for the periods up to and including March 21, 1997, or part thereof;

Any errors or omissions in computing adjustments shall be corrected after the closing.

7. Creditors. Seller represents that the Schedule of Creditors, annexed hereto as Exhibit D, sets forth the names and business addresses of all of the creditors of the Corporation, and the amounts owed to each of the creditors, and also the names and business addresses of all persons who are known to Seller to assert claims against the Corporation even though such claims are disputed and the amounts of such disputed claims.

8. Representations And Warranties Of Seller. Seller represents and warrants to Purchaser as follows:

     (a) Seller is a corporation duly organized and validly existing under the laws of Nevada, and is duly qualified to do business in Arizona. Seller has full power and authority to carry out and perform its undertakings and obligations as provided herein. The execution and delivery by Seller of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of Seller and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of Seller, and do not and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon the Corporation by reason of the provisions of any contract, lien, lease, agreement, instrument or judgment to which Seller is a party, or which is or purports to be binding upon Seller or which affects or purports to affect the Corporation. No further action or approval, corporate or otherwise, is required in order to constitute this agreement the binding and enforceable obligation of Seller.

     (b) No  action,  approval,  consent  or  authorization,  including  without limitation any action, approval, consent or authorization of any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary for Seller to constitute this agreement the binding and enforceable obligation of Seller or to consummate the transactions contemplated hereby.

     (c) The Corporation is a corporation duly organized on May 1, 1987, under the laws of Arizona, and the Corporation is validly existing and has not been dissolved. The copies of the documents pertaining to the organization of the Corporation provided by Seller to Purchaser are true and complete copies of said documents.

     (d) Seller is the owner of the Shares, and the Shares are all of the issued and outstanding shares of stock of the Corporation. All of the Shares have no par value, are fully paid and non-assessable, have not been assigned, pledged or hypothecated, and are free of all liens, claims and encumbrances. There are no outstanding rights for subscription to any additional stock of the Corporation by any person or entity. There are no unpaid dividends heretofore declared, if any, to any stockholder of the Corporation.

     (e) The Corporation is the owner of all of the Assets enumerated in Article 2 hereof, free of all liens, claims and encumbrances, except as may be set forth herein.

     (f) There are no violations of any law or governmental rule or regulation pending or, to the best of Seller's knowledge, threatened against Seller, the Shares or the Corporation. Seller and the Corporation have complied with all laws and governmental rules and regulations applicable to the business or the Assets.

     (g) The Corporation Schedule of Creditors set forth in Exhibit D is true and complete in all material respects.

     (h) Except as set forth in Exhibit K, there are no judgments, liens, suits, actions or proceedings pending or, to the best of Seller's knowledge, threatened against Seller, the Shares or the Corporation. Neither Seller, the Shares nor the Corporation are a party to, subject to or bound by any agreement or any judgment or decree of any court, governmental body or arbitrator which would conflict with or be breached by the execution, delivery or performance of this agreement, or which could prevent the carrying out of the transactions provided for in this agreement, or which could prevent the use by Purchaser of the Corporation or adversely affect the conduct of the business by Purchaser.

     (i) Except as set forth in Exhibit E, the Corporation has not entered into, and is not subject to, any: (i) written contract or agreement for the employment of any employee of the business; (ii) contract with any labor union or guild; (iii) pension, profit-sharing, retirement, bonus, insurance, or similar plan with respect to any employee of the business; or
     (iv)  similar   contract  or   agreement   affecting  or  relating  to  the
     Corporation.

     (j) The Lease(s) is/are in full force and effect and without any default by the Corporation thereunder. All copies of the Lease(s) provided by Seller to Purchaser are true and complete copies of the original Lease(s).

     (k) The Contracts are in full force and effect and without any default by the Corporation thereunder. All copies of the Contracts provided by Seller to Purchaser are true and complete copies of the original Contracts.

     (1) The Corporation has filed each tax return, including without limitation all income, excise, property, gain, sales, franchise and license tax returns, required to be filed by the Corporation prior to the date hereof. Each such return is true, complete and correct, and the Corporation has paid all taxes, assessments and charges of any governmental authority required to be paid by it and has created reserves or made provision for all taxes accrued but not yet payable. The Corporation has paid to the proper taxing authorities all income, social security, unemployment and other taxes and amounts required to be paid or withheld with respect to officers, directors and employees of the Corporation and others receiving compensation from the Corporation. No government is now asserting, or to Seller's knowledge threatening to assert, any deficiency or assessment for additional taxes or any interest, penalties or fines with respect to the Corporation.

     (m) The financial statements, balance sheets and other information pertaining to the Corporation set forth in Exhibit G hereto are true, correct and complete as of the dates and for the periods set forth therein; have been prepared in accordance width generally accepted accounting principles consistently applied; and fairly represent the financial position of the Corporation at such dates and for such periods. The Corporation had at said dates no liabilities or obligations of any kind, contingent or otherwise, not reflected in Exhibit I hereto (the "Liabilities and Obligations"). Except as shown in Exhibit L the Corporation owns outright each asset or item of property reflected therein, free of all liens, claims and encumbrances. Since said dates and periods, there has been no material adverse change in the financial condition, assets or liabilities of the Corporation.

     At the closing Seller shall execute and deliver an affidavit setting forth the above representations as of the date of the closing.

9. Representations And Warranties Of Purchaser. Purchaser represents and warrants to Seller as follows:

     (a) Purchaser is a corporation formed under the laws of Arizona, and is duly qualified to do business in Arizona. Purchaser has full power and authority to carry out and perform its undertakings and obligations as provided herein. The execution and delivery by Purchaser of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of Purchaser and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of Purchaser. No further action or approval, corporate or otherwise, is required in order to constitute this agreement the binding and enforceable obligation of Purchaser.

     (b) No action, approval consent or authorization, including without limitation any action, approval, consent or authorization of any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary for Purchaser to constitute this agreement the binding and enforceable obligation of Purchaser or to consummate the transactions contemplated hereby.

     (c) Purchaser has or will obtain adequate working capital of up to four million five hundred thousand dollars ($4,500,000.00), as required to conduct the business of the Corporation in the normal, usual and regular manner

     (d) Until full and final payment of the Promissory Note attached hereto the Purchaser agrees:

          1) There will be no cash dividends paid on the Corporation's stock regardless of class;

          2) Scott E. Miller will not receive a salary unless he replaces an officer in the Corporation, such officer employed as of the date of this Sales Agreement;

          3) There shall be no management fee paid to Purchaser in excess of ten thousand ($l0,000.00) dollars per annum.

          4) There will be no issuance of the Corporation's capital stock.

These terms are specifically limited in that they shall be self terminating upon the satisfaction of the Promissory Note.

10. Conduct Of The Business. Seller, until the closing, shall:

     (a) conduct the business in the normal, useful and regular manner,

     (b) preserve the business and the goodwill of the customers and suppliers of the business and others having relations with Seller,

     (c) not increase the compensation or change the personnel of the business without the consent of Purchaser, which consent shall not be unreasonably withheld; and

     (d) give Purchaser and its duly designated representatives reasonable access to the premises of the Corporation and the books and records of the Corporation, and furnish to Purchaser such data and information pertaining to the Corporation as Purchaser from time to time reasonably may request.

It is the understanding of the parties that the Corporation is being sold as an ongoing business. Seller shall endeavor to cause the operations of the Corporation to continue be conducted, from the date of this agreement until the closing, in substantially the same fashion as such operations have been conducted during the preceding year

11. Conditions To Closing-Purchaser. The obligations of Purchaser to close hereunder are subject, at the option of Purchaser, to the following conditions:

     (a) All of the terms, covenants and conditions to be complied with or performed by Seller under this agreement on or before the closing shall have been complied with or performed in all material respects.

     (b) All representations or warranties of Seller herein are true in all material respects as of the closing date.

     (c) On the closing date, there shall be no liens or encumbrances against the Corporation, except as may be provided for herein.

12. Conditions To Closing-Seller. The obligations of Seller to close hereunder are subject, at the option of Seller, to the following conditions:

     (a) All of the terms, covenants and conditions to be complied with or performed by Buyer under this agreement on or before the closing shall have been complied with or performed in all material respects.

     (b) All representations or warranties of Buyer herein are true in all material respects as of the closing date

13. Indemnification. Each party hereto shall indemnify and hold the other parties harmless from and against all liability, claim, loss, damage or expense, including reasonable attorneys' fees, incurred or required to be paid by such other parties by reason of any breach or failure of observance or performance of any representation, warranty or covenant or other provision of this agreement by such party.

14. Employment During Transition Period. It is specifically agreed that no agents or employees of the Seller will be employed after the date of the closing unless agreed to by the parties and enumerated herein.

15. Covenant Not To Compete. The Bill of Sale shall contain a covenant by Seller not to establish, open, be engaged in, nor in any manner whatsoever become interested, directly or indirectly, either as employee, owner, partner, agent, shareholder, director, officer, or otherwise, in any business, trade or occupation similar to the business sold hereunder, for a period of three years from the closing date, within those market areas served by the

Corporation as of the date of this agreement. Pursuant to the terms of this Article the Seller or any employee thereof shall not:

     (i) Directly or indirectly, for its own account or as an agent, servant, employee, or consultant (whether or not paid), or as a shareholder of any corporation, partner in a partnership, member of any firm, or otherwise, engage or attempt to engage in any business that solicits or promotes goods or services that are competitive with the business conducted by the Corporation;

     (ii) Directly or indirectly, for its own account or as an agent, servant, employee, or consultant (whether or not paid), or as a shareholder of any corporation, partner in a partnership, member of any firm, or otherwise, solicit any person or entity who is or has been an employee of the Corporation to accept similar employment with the Seller.

Seller agrees that remedy at law for any breach of this Article shall be inadequate and that the Corporation, its successors and assigns, shall be entitled to injunctive relief, in addition to any other remedy they might have. The Seller recognizes that the foregoing territorial and time limitations as they apply to the non-competition restrictive covenant are properly required for the adequate protection of the Corporation's business and that in the event that any such territorial or time limitation is deemed unreasonable by a court of competent jurisdiction, then the Corporation agrees and submits to the reduction of either said territorial or time limitation to such an area or period as the court shall deem reasonable.

16. Brokerage. The parties hereto represent and warrant to each other that they have not dealt with any broker or finder in connection with this agreement or the transactions contemplated hereby, and no broker or any other person is entitled to receive any brokerage commission, finder's fee or similar compensation in connection with this agreement or the transactions contemplated hereby.

17. The Purchaser's Guarantors. Purchaser's Guarantors hereby confirm all of the warranties of Purchaser hereunder, and agrees to indemnify and hold Seller harmless from and against any failure by Purchaser to comply with any term, covenant or condition this agreement. At the closing Purchaser's Guarantors shall execute and deliver a Guaranty of the obligations of Purchaser under the Promissory Note, substantially in the form of the Guaranty annexed hereto as Exhibit B-2.

18. Grace Period. It is specifically agreed that before an event of default shall allow Seller to exercise remedies, the following shall take place. Seller shall give Purchaser written Notice of any event of default(s) and thereafter Purchaser shall have fifteen (15) days to cure the default without penalty. If Purchaser cures within the fifteen (15) day period there shall be no adjustment in terms of the interest rate or terms of the promissory note. Interest as to the promissory note shall become one and one half (1.5) percentage points higher than according to the note and shall remain at such higher percentage only during the period the promissory note is not brought current except that the increase in the interest rate shall become permanent the second time the grace period is exceeded.

19. Debt Reduction. It is specifically agreed that Seller shall have no claim or interest pertaining to any debt or equity financing(s), regardless of the number of financings, up to and including the amount of four million five hundred thousand ($4,500,000.00) dollars which amount Purchaser has agreed per
Article 9 (c) hereof represents the adequate working capital necessary to conduct the business of the Corporation. It is specifically agreed that fifty percent (50%) of the net proceeds of any subsequent debt or equity financing(s) in excess of this working capital requirement achieved by the Purchaser, will be used to reduce the Corporation's indebtedness evidenced by the Promissory Note to the Seller.

20. Public Offering- Equity "Kicker". It is specifically agreed that in the event of a public equity financing achieved by the Purchaser, subsequent to the closing, the Seller will be entitled to a certain number of the common stock shares issued. The number of shares entitled to shall be computed as set forth below:

[    Note Balance     ]
     ------------
[Original Note Balance] multiplied by 0.5 [ Total Shares Of Public Offering]

Defined Terms as used in this Article:

          "Note Balance" shall mean, the promissory note balance owed Seller after the proceeds of the public offering have been applied and used to reduce the Outstanding Note Balance.

          "Outstanding Note Balance" shall mean, the promissory note balance owed Seller before applying the proceeds of the public offering to reduce the amount owed Seller.

          "Original Note Balance" shall mean, the original promissory note balance as enumerated in Exhibit B-1 and attached hereto.

          "Total Shares of Public Offering" shall mean the total number of common stock shares offered for public sale.

21. Arbitration. Any dispute or controversy arising among the parties hereto regarding any term, covenant or condition of this agreement or the breach thereof shall, upon written demand of any party hereto, be submitted to and determined by arbitration before the American Arbitration Association, in Phoenix, Arizona, by a panel of three arbitrators, in accordance with the rules of the Association then in effect. Any award rendered shall be made by means of a written opinion explaining the arbitrators' reasons for the award. The arbitrators may not amend or vary any provision of this agreement. Judgment upon the award rendered by the arbitrators may be entered in any court of competent jurisdiction, which court shall have the power to review such award for compliance with this agreement.

22. Notices. All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or by registered or certified mail, return receipt requested, with postage prepaid, to Seller or Purchaser, as the case may be, at their addresses first above written, or at such other addresses as they may designate by notice given hereunder.

23. Survival. The representations, warranties and covenant contained herein or in any document, instrument, certificate or schedule furnished in connection herewith shall survive the delivery of the Bill of Sale and shall continue in full force and effect after the closing, except to the extent waived in writing.

24. Further Assurances. In connection with the transactions contemplated by this agreement, the parties agree to execute and deliver such further instruments, and to take such further actions, as may be reasonably necessary or proper to effectuate and carry out the transactions contemplated in this agreement.

25. Changes Must Be In Writing. No delay or omission by either Seller or Purchaser in exercising any right shall operate as a waiver of such right or any other right. This agreement may not be altered, amended, changed, modified, waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound. No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

26. Captions And Exhibits. The captions in this agreement are for convenience only and are not to be considered in construing this agreement. The Exhibits annexed to this agreement are an integral part of this agreement, and where there is any reference to this agreement it shall be deemed to include said Exhibits.

27. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

28.  Binding  Effect.  This  agreement  shall be  binding  upon and inure to the
benefit  of  the   parties   hereto  and  their   respective   heirs,   personal
representatives, executors, administrators, successors and assigns.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

U.S. TRANSPORTATION SYSTEMS, INC.

By:/s/Terry Watkins
----------------------------------------
Terry Watkins, Executive Vlce President


 KAC, INC.                                            GUARANTORS:

By:/s/Scott E. Miller                                 /s/Scott E. Miller
-----------------------------------------             --------------------------
Scott E. Miller                                       Scott E. Miller

                                                      /s/Lora S. Miller
                                                      --------------------------
                                                      Lora S. Miller

STATE OF ARIZONA, COUNTY OF MARICOPA, SS.:

     The foregoing instrument was acknowledged before me on the 27th day of March, 1997, by Terry Watkins, to me known, who being duly sworn, did depose and say and did acknowledge that he is the Executive Vlce President of U.S. Transportation Systems, Inc., the corporation described in and which executed the foregoing Agreement of Sale; that he knows the seal of said corporation; that the seal affixed to said Agreement of Sale is such corporate seal; that it was so affixed by the order of the board of directors of the said corporation; and that he signed his name thereto by like order.


                                              /s/Melissa D. Gregg
                                              ------------------------
                                              Notary Public
                                              My commission expires on 9/7/99

                                                 [SEAL]
                                              Melissa D. Gregg
                                              Notary Public-Arizona
                                                 Maricopa County
                                              My commission expires on 9/7/99

STATE OF ARIZONA, COUNTY OF MARICOPA, SS.:

     The foregoing instrument was acknowledged before me on the 27th day of March, 1997, by Scott E. Miller, to me known, who being duly sworn, did depose and say and did acknowledge that he is the President of KAC, Inc., the corporation described in and which executed the foregoing Agreement of Sale; that he knows the seal of said corporation; that the seal affixed to said Agreement of Sale is such corporate seal; that it was so affixed by the order of the board of directors of the said corporation; and that he signed his name thereto by like order.


                                              /s/Melissa D. Gregg
                                              ------------------------
                                              Notary Public
                                              My commission expires on: 9/7/99

                                                 [SEAL]
                                              Melissa D. Gregg
                                              Notary Public-Arizona
                                                 Maricopa County
                                              My commission expires on 9/7/99

STATE OF ARIZONA, COUNTY OF MARICOPA, SS.:

     The foregoing instrument was acknowledged before me on the 27th day of March, 1997, by Scott E. Miller.


                                              /s/Melissa D. Gregg
                                              ------------------------
                                              Notary Public
                                              My commission expires on: 9/7/99

                                                 [SEAL]
                                              Melissa D. Gregg
                                              Notary Public-Arizona
                                                 Maricopa County
                                              My commission expires on: 9/7/99

STATE OF ARIZONA, COUNTY OF MARICOPA,SS.:

     The foregoing instrument was acknowledged before me on the 28TH day of March, 1997, by Lora S. Miller.



                                              /s/Johnnie Johnson
                                              ------------------------
                                              Notary Public
                                              My commission expires on:

                                                 [SEAL]
                                              JOHNNIE JOHNSON
                                              Notary Public-Arizona
                                                 Maricopa County
                                              My commission expires on 9/7/99

                                    EXHIBIT J

                        Deferred Fee Obligation Agreement

                                 March 27, 1997

     PURSUANT TO THE SALES AGREEMENT ARTICLE 3 ATTACHED HERETO AND FOR VALUE RECEIVED, KAC, Inc., a Arizona corporation, having an address at 2985 West Whitton Ave., Phoenix, Arizona 85017 ("Payor"), hereby covenants and promises to pay to U.S. Transportation Systems, Inc., a Nevada corporation, having an address at 33 West Main Street, Elmsford, New York 10523 ("Payee"), or order, at Payee's address first above written or at such other address as Payee may designate in writing, Six Hundred Eighty Five Thousand ($685,000.00) dollars. The Deferred Fee is payable, on April 1, 1999. Payor and Payee agree that this is a Deferred Payment and that no part of the Five Hundred Thousand ($500,000.00) dollars shall accrue interest. Furthermore, the capital stock of Automated Solutions, Inc., held in escrow pursuant to the Stock Pledge Agreement of even date herewith, shall not be released until the Deferred Fee Obligation has been paid. In the event that payment due hereunder is not paid as of April 1, 1999, Payor shall be considered in default, except that Article 18 of the Sales Agreement shall control.

IN WITNESS WHEREOF, the parties have caused this Deferred Fee Agreement to be executed and delivered as of the date first above written.

KAC, INC.                                U.S. TRANSPORTATION SYSTEMS, INC.

By/s/Scott E. Miller                     By/s/Terry Watkins
---------------------------              ---------------------------------------
Scott E. Miller, President               Terry Watkins, Executive Vlce President

STATE OF ARIZONA, COUNTY OF MARICOPA,SS.:

     The foregoing instrument was acknowledged before me on the 27th day of March, 1997, by Scott E. Miller, to me known, who being duly sworn, did depose and say and did acknowledge that he is the President of KAC, Inc., the corporation described in and which executed the foregoing Stock Pledge Agreement; that he knows the seal of said corporation; that the seal affixed to said Stock Pledge Agreement is such corporate seal; that it was so affixed by the order of the board of directors of the said corporation; and that he signed his name thereto by like order.


                                              /s/Melissa D. Gregg
                                              ------------------------
                                              Notary Public
                                              My commission expires on: 9/7/99

                                                 [SEAL]
                                              Melissa D. Gregg
                                              Notary Public-Arizona
                                                 Maricopa County
                                              My commission expires on: 9/7/99

     The foregoing instrument was acknowledged before me on the 27th day of March, 1997, by Terry Watkins, to me known, who being duly sworn, did depose and say and did acknowledge that he is the Executive Vlce President of U.S. Transportation Systems, Inc., the corporation described in and which executed the foregoing Stock Pledge Agreement; that he knows the seal of said corporation; that the seal affixed to said Stock Pledge Agreement is such corporate seal; that it was so affixed by the order of the board of directors of the said corporation; and that he signed his name thereto by like order.


                                              /s/Melissa D. Gregg
                                              ------------------------
                                              Notary Public
                                              My commission expires on: 9/7/99

                                                 [SEAL]
                                              Melissa D. Gregg
                                              Notary Public-Arizona
                                                 Maricopa County
                                              My commission expires on: 9/7/99